UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2008

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 4, 2008, Auxilium Pharmaceuticals, Inc. and CPEX Pharmaceuticals, Inc. (CPEX) issued a joint press release announcing that they have filed a lawsuit against Upsher-Smith Laboratories, Inc. for infringement of CPEX’s U.S. Patent No. 7,320,968, which covers Testim®, 1% testosterone gel. The lawsuit was filed in the United States District Court for the District of Delaware.

The foregoing is qualified in its entirety by the text of the joint press release attached as Exhibit 99.1 hereto and incorporated herein by reference. All readers are encouraged to read the entire text of the joint press release attached hereto.

Item 8.01	Other Events.

On December 4, 2008, Auxilium Pharmaceuticals, Inc. and CPEX Pharmaceuticals, Inc. (CPEX) filed a lawsuit against Upsher-Smith Laboratories, Inc. (Upsher-Smith) for infringement of CPEX’s U.S. Patent No. 7,320,968 (“the ’968 Patent”), which covers Testim®, 1% testosterone gel. The lawsuit was filed in the United States District Court for the District of Delaware. The Companies filed this lawsuit under the Hatch-Waxman Act in response to the notice from Upsher-Smith of its filing of an Abbreviated New Drug Application (ANDA) with the U.S. Food and Drug Administration (FDA) containing a Paragraph IV certification under 21 U.S.C. Section 355(j) for testosterone gel. The Paragraph IV certification notice states that Upsher-Smith does not believe that the testosterone gel product for which it is seeking approval infringes the ’968 patent and that it would seek to market its generic product before the expiration of the ’968 patent. The ’968 Patent is listed in Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the Orange Book), published by the U.S. FDA, and will expire in January 2025.

Under the Hatch-Waxman Act, final FDA approval of Upsher-Smith’s proposed generic product will be stayed until the earlier of 30 months or resolution of the patent infringement lawsuit. Should Upsher-Smith receive a tentative approval of its generic version of Testim from the FDA, it cannot lawfully launch its generic version of Testim in the U.S. before the earlier of the expiration of the currently pending 30-month stay or a district court decision in its favor. Upsher-Smith will also not be able to lawfully launch a generic version of Testim in the U.S. without the necessary final approval from the FDA.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Joint press release, dated December 4, 2008, issued by Auxilium Pharmaceuticals, Inc. and CPEX Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: December 4, 2008	By:	/s/ James E. Fickenscher
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Joint press release, dated December 4, 2008, issued by Auxilium Pharmaceuticals, Inc. and CPEX Pharmaceuticals, Inc.